UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-4413

Exact name of registrant as specified in charter:
Delaware Group Equity Funds IV

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: September 30

Date of reporting period: September 30, 2007

Item 1. Reports to Stockholders

Annual Report	Delaware
Growth Opportunities Fund

September 30, 2007

Growth equity mutual fund

Table of contents

> Portfolio management review	1
> Performance summary	4
> Disclosure of Fund expenses	6
> Sector allocation and top 10 holdings	7
> Statement of net assets	8
> Statement of operations	10
> Statements of changes in net assets	11
> Financial highlights	12
> Notes to financial statements	17
> Report of independent registered public accounting firm	22
> Other Fund information (unaudited)	23
> Board of trustees/directors and officers addendum	27
> About the organization	29

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2007 Delaware Distributors, L.P.

Portfolio management review

Delaware Growth Opportunities Fund

October 9, 2007

The managers of Delaware Growth Opportunities Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year ended Sept. 30, 2007. Please see page 25 to learn more about the portfolio managers.

What kind of economic and market environment did the Fund experience during the 12 months ended Sept. 30, 2007?

The U.S. economy continued to grow throughout the past year, despite increasing signs of a slowdown. Business conditions remained generally favorable, providing a positive backdrop for stocks. Corporate profits were solid, and the Federal Reserve Board (the Fed) kept its target short-term interest rate steady for all but the final two weeks of the period. In late September, however, the Fed reduced its short-term rate from 5.25% to 4.75%. It was the first such cut for the U.S. central bank since June 2003.

Although stocks gained overall, investors did experience several market downturns during the period. The biggest came in July and August 2007 and had its roots in the subprime mortgage crisis — referring to high-interest loans made to borrowers with poor credit ratings. As the housing market weakened, foreclosures increased. Securities backed by mortgage payments declined sharply, hurting the many financial companies that owned these securities. Fearing further losses, these companies dramatically tightened their lending standards. A so-called credit crunch resulted, with all but the highest-quality borrowers — corporations as well as individuals — finding it more difficult to obtain needed investment capital. In this environment, stocks fell very sharply until mid-August, when the Fed unexpectedly cut the little-used discount rate — the rate the Fed charges member banks for loans — by a half-percentage point. This move loosened up the capital markets, and newly confident investors bid up stock prices to near their 12-month highs.

Materials- and energy-related stocks were among the top-performing sectors in the Russell Midcap Growth Index in the past year. Materials stocks benefited from strong worldwide economic growth, which boosted demand for raw materials, while energy stocks were helped by climbing oil prices that surpassed $80 per barrel for the first time. In contrast, many consumer-related companies underperformed, as investors worried about the effects of a deteriorating housing market, higher gasoline prices and other factors on consumer spending. Financial stocks also lagged the overall market because of worries about subprime loans.

How did Delaware Growth Opportunities Fund perform?

Delaware Growth Opportunities Fund returned 22.96% at net asset value and 15.87% at maximum offer price for the fiscal year ended Sept. 30, 2007. Both figures represent Class A shares with distributions reinvested. The Fund’s performance benchmark, the Russell Midcap Growth Index, returned 21.22%. The Fund’s peer group, as measured by the Lipper Mid-Cap Growth Funds Average, returned 25.56% (source: Lipper). For the complete annualized performance of Delaware Growth Opportunities Fund, please see the table on page 4.

What factors helped the Fund outperform the Russell Midcap Growth Index?

We believe that the vast majority of the Fund’s outperformance relative to our benchmark came from successful stock selection. Because we tend to keep the portfolio’s sector weightings relatively close to those of the Russell index, it’s relatively common for stock selection to have the largest impact — positive or negative — on our performance in any given reporting period.

Specifically during the past 12 months, we benefited the most from stock selection in the healthcare sector. We also saw favorable results from a number of our energy-related investments. In contrast, stock selection in financials was relatively disappointing — primarily because of the broad challenges facing the sector as a whole. Our investments in the technology sector also detracted from performance relative to the Russell index.

The views expressed are current as of the date of this report and are subject to change.

(continues)     1

Portfolio management review

Delaware Growth Opportunities Fund

How did you manage the portfolio, and where were you finding investment opportunities recently?

In all market environments, we use the same bottom-up investment approach — meaning that we choose stocks based on our view of their individual fundamentals, as opposed to owning companies because they belong to a part of the market we expect to do well. Despite our bottom-up strategy, we do keep the benchmark’s composition in mind when buying and selling stocks. In normal situations, therefore, our sector weightings stay fairly close to those of the index.

During the period, there were no dramatic changes in our sector allocations. We continued to try to identify what we consider to be the best available companies in our mid-capitalization investment universe, and found a variety of opportunities that we believed offered good total return potential over the long term relative to their risk.

For example, in April, we began adding a position in Amazon.com. Many growth investors avoided this leading Internet retailer in recent years because it had invested heavily in its business at the expense of current earnings. More recently, however, those investments have started to bear fruit, leading to better financial results and stock performance. Other positions we added relatively late in the period included upscale retailer Nordstrom and Dick’s Sporting Goods, both of which we believed offered good long-term growth opportunities.

What stocks performed well for the Fund during the past 12 months?

Many of our top-performing stocks were helped by a common theme — companies benefiting from rapid economic growth abroad, especially in China. For example, one top recent performer was Allegheny Technologies, a producer of high-quality industrial metal alloys. Allegheny was helped by strong worldwide demand for industrial materials as well as a falling U.S. dollar, which has made exports more attractive. China-based Focus Media also did well. This company provides video-display advertisements to high-traffic locations in China and continued to benefit from Chinese economic expansion, an increasingly wealthy population with more disposable income, and burgeoning real estate values in that country. In addition, shares of casino operator Wynn Resorts rose on strong results from its new property in Macau, a fast-growing Chinese gambling and entertainment destination.

Elsewhere, we also benefited from our position in biotechnology company MedImmune, which we tendered when the company was purchased for a large premium by U.K.-based pharmaceutical maker AstraZeneca.

Which Fund holdings underperformed?

Coffeehouse chain and coffee retailer Starbucks was a notable disappointment. After years of almost uninterrupted growth, the company has been slowing in recent years. Declining same-store-sales growth and increasing cost pressures weighed on its shares. We sold our Starbucks position during the period. Another underperformer was Sepracor. This pharmaceutical maker’s profits fell significantly short of Wall Street analysts’ estimates. The earnings shortfall seemed to stem from declining Medicare reimbursements for Xoponex — Sepracor’s asthma medication — and increased competition for its popular Lunesta insomnia drug. A third laggard was our relatively small stake in online brokerage company E*Trade Financial. E*Trade’s shares fell sharply as a result of losses from exposure to subprime-mortgage-related securities.

How did you and your team position the Portfolio at period end?

We owned a number of high-quality companies that we believe had been successfully taking market share from their competitors and providing solid financial results. We maintained healthy weightings in defensive sectors — parts of the market that were not overly sensitive to economic cycles — such as healthcare. We were also somewhat overweighted in business services and technology stocks, which we believed were operating in a favorable overall environment. We also expected to continue to deemphasize consumer-oriented stocks because of likely stresses on consumer spending.

2

Despite potential challenges, we continued to see a relatively favorable overall investment backdrop. We anticipated more economic growth, although we expected it to be slower than in previous years. A slowing economy often leads to a “stock picker’s” market. In other words, when the investment environment is more challenging, the best relative performance tends to come from avoiding the stocks that go down the most. We think a market favoring good stock picking was a positive for the Fund because of our extensive and experienced team of analysts.

3

Performance summary

Delaware Growth Opportunities Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Growth Opportunities Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Effective Oct. 17, 2007, portfolio management responsibilities for the Fund changed. Current managers are listed in this report. Please see the prospectus, as supplemented, which contains important information regarding the investment managers for the Fund.

Fund performance
Average annual total returns
Through Sept. 30, 2007	1 year	5 years	10 years	Lifetime
Class A (Est. March 27, 1986)
Excluding sales charge	+22.96%	+17.16%	+8.25%	+15.21%
Including sales charge	+15.87%	+15.78%	+7.61%	+14.89%

Class B (Est. Sept. 6, 1994)
Excluding sales charge	+22.09%	+16.34%	+7.64%	+10.13%
Including sales charge	+18.09%	+16.09%	+7.64%	+10.13%

Class C (Est. Nov. 29, 1995)
Excluding sales charge	+22.07%	+16.34%	+7.49%	+8.98%
Including sales charge	+21.07%	+16.34%	+7.49%	+8.98%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets.

Class B shares offered formerly by the Fund were sold with a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Effective at the close of business on May 31, 2007, no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Jan. 31, 2008, as described in the most recent prospectus. The most recent prospectus designated Fund’s net expense ratios for Class A, B, C, R, and Institutional Class shares as 1.40%, 2.10%, 2.10%, 1.60%, and 1.10%, respectively. Total operating expenses for Class A, B, C, R, and Institutional Class shares were designated as 1.43%, 2.13%, 2.13%, 1.63%, and 1.13%, respectively.

The average annual total returns for the 1-year, 3-year, and lifetime (since June 2, 2003) periods ended Sept. 30, 2007, for the Delaware Growth Opportunities Fund Class R shares were 22.66%, 15.61%, and 14.63%, respectively.

Class R shares were first made available on June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets through Jan.31, 2008.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime periods (since March 27, 1986) ended Sept. 30, 2007, for Delaware Growth Opportunities Institutional Class shares were 23.28%, 17.49%, 8.58%, and 15.45%, respectively.

4

Institutional Class shares were first made available Nov. 9, 1992, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to Nov. 9, 1992, is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table on the previous page and the graph below do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics
As of Sept. 30, 2007

Fund objective
The Fund seeks long-term capital growth.

Total Fund net assets
$668 million

Number of holdings
71

Fund start date
March 27, 1986

	Nasdaq symbols	CUSIPs
Class A	DFCIX	245906102
Class B	DFBIX	245906300
Class C	DEEVX	245906409
Class R	DFRIX	245906508
Institutional Class	DFDIX	245906201

Performance of a $10,000 Investment
Average annual total returns from Sept. 30, 1997, through Sept. 30, 2007

	Starting value (Sept. 30, 1997)	Ending value (Sept. 30, 2007)
Delaware Growth Opportunities Fund — Class A Shares	$9,425	$20,822
Russell Midcap Growth Index	$10,000	$20,558

Chart assumes $10,000 invested in the Fund on Sept. 30, 2007, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Russell Midcap Growth Index as of Sept. 30, 2007. Russell Midcap Growth Index generally measures the performance of those Russell Midcap Growth Index companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

5

Disclosure of Fund expenses

For the period April 1, 2007 to September 30, 2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2007 to September 30, 2007.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Growth Opportunities Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/07 to
	4/1/07	9/30/07	Ratio	9/30/07*
Actual Fund Return
Class A	$1,000.00	$1,109.30	1.40%	$7.40
Class B	1,000.00	1,105.10	2.10%	11.08
Class C	1,000.00	1,105.10	2.10%	11.08
Class R	1,000.00	1,108.30	1.60%	8.46
Institutional Class	1,000.00	1,110.90	1.10%	5.82
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,018.05	1.40%	$7.08
Class B	1,000.00	1,014.54	2.10%	10.61
Class C	1,000.00	1,014.54	2.10%	10.61
Class R	1,000.00	1,017.05	1.60%	8.09
Institutional Class	1,000.00	1,019.55	1.10%	5.57

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

6

Sector allocation and top 10 holdings

Delaware Growth Opportunities Fund

As of September 30, 2007

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets
Common Stock²	99.28%
Basic Industry/Capital Goods	10.98%
Business Services	5.61%
Consumer Durables	1.63%
Consumer Non-Durables	12.20%
Consumer Services	6.51%
Energy	9.42%
Financials	7.54%
Health Care	14.91%
Technology	28.22%
Transportation	0.94%
Utilities	1.32%
Discount Note	0.18%
Repurchase Agreements	0.38%
Securities Lending Collateral	20.06%
Total Value of Securities	119.90%
Obligation to Return Securities Lending Collateral	(20.06% )
Receivables and Other Assets Net of Liabilities	0.16%
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings
National Oilwell Varco	3.19%
Coach	2.93%
Microsemi	2.56%
Nuance Communications	2.55%
Compagnie Generale de Geophysique-Veritas ADR	2.32%
NII Holdings	2.12%
Abraxis BioScience	2.12%
F5 Networks	2.08%
Citrix Systems	2.05%
Dick’s Sporting Goods	2.05%

7

Statement of net assets

Delaware Growth Opportunities Fund

September 30, 2007

	Number
	of Shares	Value
Common Stock – 99.28%²
Basic Industry/Capital Goods – 10.98%
*Allegheny Technologies	121,000	$13,303,950
Joy Global	198,800	10,110,968
*Manitowoc	269,200	11,920,176
†Mettler-Toledo International	90,800	9,261,600
*Oshkosh Truck	134,100	8,310,177
*Roper Industries	138,500	9,071,750
*Trinity Industries	303,900	11,408,406
		73,387,027
Business Services – 5.61%
Dun & Bradstreet	83,000	8,184,630
*Expeditors International Washington	209,000	9,885,700
†Fiserv	190,400	9,683,744
Paychex	237,200	9,725,200
		37,479,274
Consumer Durables – 1.63%
*†Activision	505,300	10,909,427
		10,909,427
Consumer Non-Durables – 12.20%
*†Amazon.com	92,600	8,625,690
American Eagle Outfitters	251,500	6,616,965
†Coach	414,800	19,607,596
†Dick’s Sporting Goods	203,700	13,678,455
*Flowers Foods	296,100	6,454,980
*†J. Crew Group	165,700	6,876,550
*Nordstrom	230,100	10,789,389
*†Urban Outfitters	407,400	8,881,320
		81,530,945
Consumer Services – 6.51%
*Host Hotels & Resorts	260,670	5,849,435
*International Game Technology	239,500	10,322,450
*Marriott International Class A	149,200	6,485,724
Starwood Hotels
& Resorts Worldwide	178,000	10,813,500
*†Wynn Resorts	63,900	10,068,084
		43,539,193
Energy – 9.42%
*†Compagnie Generale de
Geophysique-Veritas ADR	237,900	15,484,911
*†Helix Energy Solutions Group	191,700	8,139,582
Helmerich & Payne	184,800	6,066,984
†National Oilwell Varco	147,800	21,357,100
*Smith International	167,600	11,966,640
		63,015,217
Financials – 7.54%
*†Affiliated Managers Group	78,400	9,996,784
*†E* Trade Financial	156,900	2,049,114
†IntercontinentalExchange	21,200	3,220,280
Legg Mason	69,000	5,816,010
*Lehman Brothers Holdings	142,200	8,778,006
†Oaktree Capital Group	138,000	5,071,500
*People’s United Financial	410,900	7,100,352
*T. Rowe Price Group	63,900	3,558,591
*Zions Bancorp	70,200	4,820,634
		50,411,271
Health Care – 14.91%
*†Abraxis BioScience	621,200	14,181,996
†Barr Pharmaceuticals	200,400	11,404,764
Bausch & Lomb	174,400	11,161,600
Dade Behring Holdings	153,800	11,742,630
†DaVita	127,300	8,042,814
†Express Scripts Class A	66,000	3,684,120
*†Hologic	37,500	2,287,500
*†Invitrogen	80,400	6,571,092
*Manor Care	69,400	4,469,360
*†Medco Health Solutions	130,500	11,795,895
*Omnicare	148,300	4,913,179
*†Regeneron Pharmaceuticals	344,200	6,126,760
*†Sepracor	119,300	3,280,750
		99,662,460
Technology – 28.22%
*†American Tower Class A	206,200	8,977,948
†Atheros Communications	312,800	9,374,616
†Citrix Systems	340,300	13,720,896
*†F5 Networks	373,100	13,875,589
*†Focus Media Holding ADR	137,100	7,954,542
L-3 Communications Holdings	84,700	8,651,258
†MEMC Electronic Materials	225,300	13,261,158
†MetroPCS Communications	280,400	7,649,312
*†Microsemi	614,300	17,126,684
*†NII Holdings	172,800	14,195,520
*†Nuance Communications	881,300	17,017,903
*†Riverbed Technology	276,500	11,167,835
*†salesforce.com	231,100	11,860,052
*Satyam Computer Services ADR	419,100	10,850,499
†Sina	156,100	7,469,385
†Varian Semiconductor
Equipment Associates	218,300	11,683,416
*†VMware Class A	44,600	3,791,000
		188,627,613
Transportation – 0.94%
*Hunt (J.B.) Transport Services	239,200	6,290,960
		6,290,960
Utilities – 1.32%
Alliant Energy	230,500	8,832,760
		8,832,760
Total Common Stock
(cost $505,609,083)		663,686,147

8

	Principal
	Amount	Value
≠Discount Note – 0.18%
Federal Home Loan Bank
4.001% 10/1/07	$1,186,394	$1,186,394
Total Discount Note
(cost $1,186,394)		1,186,394

Repurchase Agreements – 0.38%
With BNP Paribas 4.00% 10/1/07
(dated 9/28/07, to be
repurchased at $2,562,854,
collateralized by $1,170,000
U.S. Treasury Notes
3.375% due 9/15/09,
market value $1,159,419,
$192,000 U.S. Treasury
Notes 3.875% due 7/15/10,
market value $193,233,
$133,000 U.S. Treasury
Notes 4.125% due 8/15/08,
market value $134,234,
$469,000 U.S. Treasury
Notes 4.50% due 2/15/09,
market value $474,915 and
$635,000 U.S. Treasury Notes
5.625% due 5/15/08, market
value $654,433)	2,562,000	2,562,000
Total Repurchase Agreements
(cost $2,562,000)		2,562,000

Total Value of Securities Before Securities
Lending Collateral – 99.84%
(cost $509,357,477)		667,434,541

	Number
	of Shares
Securities Lending Collateral** – 20.06%
Investment Companies
Mellon GSL DBT II Collateral Fund	134,124,186	134,124,186
Total Securities Lending Collateral
(cost $134,124,186)		134,124,186

Total Value of Securities – 119.90%
(cost $643,481,663)		801,558,727	©
Obligation to Return Securities
Lending Collateral** – (20.06%)		(134,124,186)
Receivables and Other Assets
Net of Liabilities – 0.16%		1,042,299
Net Assets Applicable to 25,541,095
Shares Outstanding – 100.00%		$668,476,840
Net Asset Value – Delaware Growth Opportunities Fund
Class A ($638,105,949 / 24,273,089 Shares)		$26.29
Net Asset Value – Delaware Growth Opportunities Fund
Class B ($13,877,282 / 616,400 Shares)		$22.51
Net Asset Value – Delaware Growth Opportunities Fund
Class C ($8,786,920 / 379,868 Shares)		$23.13
Net Asset Value – Delaware Growth Opportunities Fund
Class R ($780,314 / 30,021 Shares)		$25.99
Net Asset Value – Delaware Growth Opportunities Fund
Institutional Class ($6,926,375 / 241,717 Shares)		$28.65

Components of Net Assets at September 30, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$453,426,994
Accumulated net realized gain on investments		56,972,782
Net unrealized appreciation of investments		158,077,064
Total net assets		$668,476,840

†Non-income producing security for the year ended September 30, 2007.

≠The rate shown is the effective yield at the time of purchase.

*Fully or partially on loan.

**See Note 8 in “Notes to financial statements”.

©Includes $130,085,928 of securities loaned.

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

ADR — American Depositary Receipt

Net Asset Value and Offering Price Per Share –
Delaware Growth Opportunities Fund
Net asset value Class A (A)		$26.29
Sales charge (5.75% of offering price) (B)		1.60
Offering price		$27.89

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

9

Statement of operations

Delaware Growth Opportunities Fund

Year Ended September 30, 2007

Investment Income:
Dividends	$3,116,356
Interest	1,062,832
Securities lending income	410,456	$4,589,644

Expenses:
Management fees	4,588,884
Dividend disbursing and transfer agent fees and expenses	1,937,992
Distribution expense – Class A	1,761,691
Distribution expense – Class B	155,469
Distribution expense – Class C	84,224
Distribution expense – Class R	10,376
Accounting and administration expenses	247,936
Reports and statements to shareholders	147,278
Legal fees	91,183
Trustees’ fees and benefits	86,785
Registration fees	65,379
Audit and tax	39,342
Insurance fees	16,793
Custodian fees	10,986
Consulting fees	10,916
Dues and services	2,758
Trustees’ expenses	2,660
Pricing fees	2,284
Taxes (other than taxes on income)	1,161	9,264,097
Less expenses absorbed or waived		(242,080)
Less waiver of distribution expenses – Class R		(1,729)
Less expense paid indirectly		(3,752)
Total operating expenses		9,016,536
Net Investment Loss		(4,426,892)

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments		79,290,390
Net change in unrealized appreciation/depreciation of investments		51,842,385
Net Realized and Unrealized Gain on Investments		131,132,775

Net Increase in Net Assets Resulting from Operations		$126,705,883

See accompanying notes

10

Statements of changes in net assets

Delaware Growth Opportunities Fund

	Year Ended
	9/30/07	9/30/06
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(4,426,892)	$(3,858,735)
Net realized gain on investments	79,290,390	35,290,321
Net change in unrealized appreciation/depreciation of investments	51,842,385	(6,715,464)
Net increase in net assets resulting from operations	126,705,883	24,716,122

Dividends and Distributions to Shareholders from:
Net realized gain on investments:
Class A	(37,018,584)	(23,681,417)
Class B	(1,280,513)	(1,092,635)
Class C	(622,686)	(419,903)
Class R	(247,103)	(140,536)
Institutional Class	(374,836)	(344,635)
	(39,543,722)	(25,679,126)

Capital Share Transactions:
Proceeds from shares sold:
Class A	113,232,824	122,092,361
Class B	950,790	1,537,985
Class C	1,353,344	1,432,030
Class R	279,999	949,777
Institutional Class	991,844	1,045,162

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	35,327,061	22,606,818
Class B	1,241,838	1,052,857
Class C	608,462	414,452
Class R	247,103	140,536
Institutional Class	374,127	344,635
	154,607,392	151,616,613

Cost of shares repurchased:
Class A	(125,364,943)	(144,003,675)
Class B	(7,023,884)	(7,634,431)
Class C	(2,349,161)	(2,184,407)
Class R	(3,394,818)	(607,377)
Institutional Class	(3,197,276)	(1,784,865)
	(141,330,082)	(156,214,755)
Increase (decrease) in net assets derived from capital share transactions	13,277,310	(4,598,142)
Net Increase (Decrease) in Net Assets	100,439,471	(5,561,146)

Net Assets:
Beginning of year	568,037,369	573,598,515
End of year (there was no undistributed net investment income at either year end)	$668,476,840	$568,037,369

See accompanying notes

11

Financial highlights

Delaware Growth Opportunities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/07	9/30/06	9/30/05		9/30/04		9/30/03
Net asset value, beginning of period	$22.870	$22.910	$18.870		$17.070		$13.300

Income (loss) from investment operations:
Net investment loss[1]	(0.167)	(0.144)	(0.161)		(0.178)		(0.137)
Net realized and unrealized gain on investments	5.191	1.129	4.201		1.978		3.907
Total from investment operations	5.024	0.985	4.040		1.800		3.770

Less dividends and distributions from:
Net realized gain on investments	(1.604)	(1.025)	—		—		—
Total dividends and distributions	(1.604)	(1.025)	—		—		—

Net asset value, end of period	$26.290	$22.870	$22.910		$18.870		$17.070

Total return[2]	22.96%	4.20%	21.41%		10.49%		28.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$638,106	$531,707	$531,604		$456,455		$413,160
Ratio of expenses to average net assets	1.43%	1.43%	1.44%		1.48%		1.55%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.47%	1.43%	1.44%		1.48%		1.55%
Ratio of net investment loss to average net assets	(0.69% )	(0.61% )	(0.76%	)	(0.93%	)	(0.91%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.73% )	(0.61% )	(0.76%	)	(0.93%	)	(0.91%	)
Portfolio turnover	86%	80%	84%		106%		100%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

12

Delaware Growth Opportunities Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/07	9/30/06	9/30/05		9/30/04		9/30/03
Net asset value, beginning of period	$19.940	$20.230	$16.770		$15.290		$12.000

Income (loss) from investment operations:
Net investment loss[1]	(0.303)	(0.280)	(0.286)		(0.292)		(0.227)
Net realized and unrealized gain on investments	4.477	1.015	3.746		1.772		3.517
Total from investment operations	4.174	0.735	3.460		1.480		3.290

Less dividends and distributions from:
Net realized gain on investments	(1.604)	(1.025)	—		—		—
Total dividends and distributions	(1.604)	(1.025)	—		—		—

Net asset value, end of period	$22.510	$19.940	$20.230		$16.770		$15.290

Total return[2]	22.09%	3.45%	20.63%		9.68%		27.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$13,877	$16,868	$22,132		$25,670		$28,539
Ratio of expenses to average net assets	2.13%	2.13%	2.14%		2.18%		2.25%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.17%	2.13%	2.14%		2.18%		2.25%
Ratio of net investment loss to average net assets	(1.39% )	(1.31% )	(1.46%	)	(1.63%	)	(1.61%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(1.43% )	(1.31% )	(1.46%	)	(1.63%	)	(1.61%	)
Portfolio turnover	86%	80%	84%		106%		100%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     13

Financial highlights

Delaware Growth Opportunities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/07	9/30/06	9/30/05		9/30/04		9/30/03
Net asset value, beginning of period	$20.440	$20.720	$17.180		$15.660		$12.280

Income (loss) from investment operations:
Net investment loss[1]	(0.309)	(0.285)	(0.290)		(0.296)		(0.231)
Net realized and unrealized gain on investments	4.603	1.030	3.830		1.816		3.611
Total from investment operations	4.294	0.745	3.540		1.520		3.380

Less dividends and distributions from:
Net realized gain on investments	(1.604)	(1.025)	—		—		—
Total dividends and distributions	(1.604)	(1.025)	—		—		—

Net asset value, end of period	$23.130	$20.440	$20.720		$17.180		$15.660

Total return[2]	22.07%	3.47%	20.61%		9.64%		27.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,787	$8,126	$8,598		$8,460		$8,471
Ratio of expenses to average net assets	2.13%	2.13%	2.14%		2.18%		2.25%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.17%	2.13%	2.14%		2.18%		2.25%
Ratio of net investment loss to average net assets	(1.39% )	(1.31% )	(1.46%	)	(1.63%	)	(1.61%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(1.43% )	(1.31% )	(1.46%	)	(1.63%	)	(1.61%	)
Portfolio turnover	86%	80%	84%		106%		100%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

14

Delaware Growth Opportunities Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

							Period
							6/2/03[1]
	Year Ended						to
	9/30/07	9/30/06	9/30/05		9/30/04		9/30/03
Net asset value, beginning of period	$22.680	$22.770	$18.800		$17.060		$16.080

Income (loss) from investment operations:
Net investment loss[2]	(0.212)	(0.190)	(0.221)		(0.235)		(0.064)
Net realized and unrealized gain on investments	5.126	1.125	4.191		1.975		1.044
Total from investment operations	4.914	0.935	3.970		1.740		0.980

Less dividends and distributions from:
Net realized gain on investments	(1.604)	(1.025)	—		—		—
Total dividends and distributions	(1.604)	(1.025)	—		—		—

Net asset value, end of period	$25.990	$22.680	$22.770		$18.800		$17.060

Total return[3]	22.66%	4.01%	21.12%		10.20%		6.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$780	$3,520	$3,069		$387		$—
Ratio of expenses to average net assets	1.63%	1.63%	1.72%		1.78%		1.79%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.77%	1.73%	1.74%		1.78%		1.79%
Ratio of net investment loss to average net assets	(0.89% )	(0.81% )	(1.04%	)	(1.23%	)	(1.22%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(1.03% )	(0.91% )	(1.06%	)	(1.23%	)	(1.22%	)
Portfolio turnover	86%	80%	84%		106%		100%	[4]

[1] Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.
[4] Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

(continues)     15

Financial highlights

Delaware Growth Opportunities Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/07	9/30/06	9/30/05		9/30/04		9/30/03
Net asset value, beginning of period	$24.730	$24.620	$20.210		$18.240		$14.170

Income (loss) from investment operations:
Net investment loss[1]	(0.094)	(0.074)	(0.097)		(0.120)		(0.092)
Net realized and unrealized gain on investments	5.618	1.209	4.507		2.090		4.162
Total from investment operations	5.524	1.135	4.410		1.970		4.070

Less dividends and distributions from:
Net realized gain on investments	(1.604)	(1.025)	—		—		—
Total dividends and distributions	(1.604)	(1.025)	—		—		—

Net asset value, end of period	$28.650	$24.730	$24.620		$20.210		$18.240

Total return[2]	23.28%	4.53%	21.82%		10.80%		28.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,927	$7,816	$8,196		$7,700		$21,390
Ratio of expenses to average net assets	1.13%	1.13%	1.14%		1.18%		1.25%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.17%	1.13%	1.14%		1.18%		1.25%
Ratio of net investment loss to average net assets	(0.39% )	(0.31% )	(0.46%	)	(0.63%	)	(0.61%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.43% )	(0.31% )	(0.46%	)	(0.63%	)	(0.61%	)
Portfolio turnover	86%	80%	84%		106%		100%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

16

Notes to financial statements

Delaware Growth Opportunities Fund

September 30, 2007

Delaware Group Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers four series: Delaware Large Cap Growth Fund (closed to new investors), Delaware Growth Opportunities Fund, Delaware Global Real Estate Securities Fund and Delaware Healthcare Fund. These financial statements and the related notes pertain to the Delaware Growth Opportunities Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. Effective at the close of business on May 31, 2007, the Funds no longer accept new purchases of Class B shares other than dividend reinvestments and certain permitted exchanges.

The investment objective of the Fund is to seek long-term capital growth.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in investment companies, is valued at unit value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in fund net asset value calculations as late as the fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on March 31, 2008. Although the Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some

(continues)     17

Notes to financial statements

Delaware Growth Opportunities Fund

1. Significant Accounting Policies (continued)

other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $6,113 for the year ended September 30, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on the average daily net assets in excess $2.5 billion.

Effective February 1, 2007, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage fees, inverse floater expenses, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations, do not exceed 1.10% of average daily net assets of the Fund through January 31, 2008. Prior to February 1, 2007, there were no expense waivers.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund’s average daily net assets for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit 12b-1 fees through January 31, 2008 for Class R shares to no more than 0.50% of average daily net assets.

At September 30, 2007, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$346,474
Dividend disbursing, transfer agent, accounting
and administration fees and other expenses
payable to DSC	197,512
Distribution fees payable to DDLP	171,027
Other expenses payable to DMC and affiliates*	11,491

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees.

For the year ended September 30, 2007, the Fund was charged $30,397 for internal legal and tax services provided by DMC and/or its affiliates’ employees. For the year ended September 30, 2007, DDLP earned $ 19,651 for commissions on sales of the Fund’s Class A shares. For the year ended September 30, 2007, DDLP received gross CDSC commissions of $ 11, $20,027 and $421 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees’ fees and benefits include expenses accrued by the Fund for each Trustee’s retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service were eligible to participate in a retirement plan that provided for the payment of benefits upon retirement. The amount of the retirement benefit was determined based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees of the Fund unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits were made in 2007 to those independent Trustees so entitled. The retirement benefit payout for the Fund was $70,082. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

18

3. Investments

For the year ended September 30, 2007, the Fund made purchases of $515,454,872 and sales of $521,334,845 of investment securities other than short-term investments.

At September 30, 2007, the cost of investments for federal income tax purposes was $644,338,021. At September 30, 2007, the net unrealized appreciation was $157,220,706, of which $170,190,782 related to unrealized appreciation of investments and $12,970,076 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended September 30, 2007 and 2006 was as follows:

	Year Ended
	9/30/07	9/30/06
Long-term capital gain	$39,543,722	$25,679,126
	$39,543,722	$25,679,126

5. Components of Net Assets on a Tax Basis

As of September 30, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$453,426,994
Undistributed ordinary income	6,817,613
Undistributed long-term capital gains	51,011,527
Unrealized appreciation of investments	157,220,706
Net assets	$668,476,840

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2007, the Fund recorded the following reclassifications:

Accumulated net investment loss	$4,426,892
Accumulated net realized gain	(4,426,892)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	9/30/07	9/30/06
Shares sold:
Class A	4,670,668	5,218,057
Class B	45,682	74,369
Class C	62,495	67,113
Class R	12,070	40,724
Institutional Class	37,027	40,766

Shares issued upon reinvestment of
dividends and distributions:
Class A	1,534,625	967,758
Class B	62,656	51,434
Class C	29,870	19,745
Class R	10,843	6,060
Institutional Class	14,947	13,681
	6,480,883	6,499,707
Shares repurchased:
Class A	(5,176,566)	(6,141,906)
Class B	(338,068)	(373,718)
Class C	(110,048)	(104,335)
Class R	(148,109)	(26,332)
Institutional Class	(126,335)	(71,254)
	(5,899,126)	(6,717,545)
Net increase (decrease)	581,757	(217,838)

For the years ended September 30, 2007 and 2006, 109,605 Class B shares were converted to 94,164 Class A shares valued at $ 2,292,655 and 135,568 Class B shares were converted to 118,475 Class A shares valued at $2,761,997, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of September 30, 2007, or at any time during the year then ended.

(continues)     19

Notes to financial statements

Delaware Growth Opportunities Fund

8. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At September 30, 2007, the market value of securities on loan was $130,085,928, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of net assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund may invest in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended September 30, 2007. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. At September 30, 2007, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Termination of New Purchases of Class B Shares

As of the close of business on May 31, 2007, each fund in the Delaware Investments® Family of Funds no longer accepts new or subsequent investments in Class B shares of the funds, other than a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund (each a Fund) for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’ pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, as of the close of business on May 31, 2007, reinvestment of redeemed shares with respect to Class B shares (which, described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited back to your account) has been discontinued. In addition, because the Fund’s or its distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. The Fund may not be able to provide shareholders with advance notice of the reduction in these charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

12. Change in Custodian

On August 2, 2007, Mellon, One Mellon Center, Pittsburgh, PA 15285, became the Fund’s custodian. Prior to August 2, 2007, JPMorgan Chase served as the Fund’s custodian.

20

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended September 30, 2007, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gains	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)
100%	—	100%

(A) and (B) are based on a percentage of the Fund’s total distributions.

21

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Equity Funds IV – Delaware Growth Opportunities Fund

We have audited the accompanying statement of net assets of Delaware Growth Opportunities Fund (one of the series constituting Delaware Group Equity Funds IV) (the “Fund”), as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Growth Opportunities Fund of Delaware Group Equity Funds IV at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 14, 2007

22

Other Fund information (unaudited)

Delaware Growth Opportunities Fund

Board Consideration of Delaware Growth Opportunities Fund Investment Advisory Agreement

At a meeting held on May 16-17, 2007 (Annual Meeting), the Board of Trustees (Board), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Growth Opportunities Fund (Fund). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (DMC) included materials provided by DMC and its affiliates (Delaware Investments) concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Meeting, the Board separately received and reviewed in mid-January 2007 independent historical and comparative reports prepared by Lipper Inc. (Lipper), an independent statistical compilation organization. The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Board requested and received certain information regarding management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to fully invest in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent counsel. While attention was given to all information furnished, the following discusses under separate headings the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent and Quality of Service. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board noted that it was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (DSC), noting DSC’s commitment to maintain a high level of service and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. During 2006, management conducted extensive research into alternatives that could further improve the quality and cost of delivering investment accounting services to the Fund. The Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange fund investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Fund. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (Performance Universe). A fund with the best performance ranked first, and a fund with the poorest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one, three, five and ten year periods ended December 31, 2006. The Board also considered comparative annualized performance for the Fund for the same periods ended October 31, 2006. The performance comparison presented below is based upon the December 31, 2006 information. The Board noted its objective that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-year period was in the third quartile and the Fund’s total return of the five- and ten-year periods was in the second quartile. The Board noted that the Fund’s performance results were mixed. In evaluating the Fund’s performance, the Board considered transitions in the Fund’s portfolio management team that took place in 2005. The Board also considered solid Fund performance, on an absolute basis, for the period July 31, 2006 through February 28, 2007. After discussions with management, the Board endorsed management’s efforts to enhance Fund performance and expressed support for the investment team and its philosophy and processes. Additionally, the Board recognized management’s efforts to increase portfolio management depth, noting particularly the recent hire of a new head of the equity department.

(continues)     23

Other Fund information (unaudited)

Delaware Growth Opportunities Fund

Board Consideration of Delaware Growth Opportunities Fund Investment Advisory Agreement (continued)

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds as of October 31, 2006. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused particularly on the comparative analysis of the effective management fees and total expense ratios of the Fund and the effective management fees and expense ratios of a group of similar funds as selected by Lipper (Expense Group). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund’s total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through January 2008 and recent initiatives implemented by management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure, approved by the Board and shareholders and again reviewed by the Board this year, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. This results in a lower advisory fee than would otherwise be the case on all assets when those asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. The Board also noted that the Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economics of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders.

24

Fund Management

Marshall T. Bassett
Senior Vice President, Chief Investment Officer — Emerging Growth Equity

Marshall Bassett joined Delaware Investments in 1997. He leads the firm’s Emerging Growth Equity team, which focuses on small-, mid-, and smid-cap investment products and strategies. Prior to taking over leadership of the Emerging Growth Equity team, Bassett spent eight years as a portfolio manager and analyst, focusing on consumer and retail stocks in the growth area. From 1989 to 1997, he worked at Morgan Stanley Asset Management Group, where he most recently served as a vice president in its Emerging Growth group, analyzing small-cap companies. Before that, he worked at a community bank in Hopkinsville, Ky., which eventually became part of The Sovran Bank and Trust Company. He received his bachelor’s degree from Duke University and an MBA from the Fuqua School of Business at Duke University. Bassett is a member of the Fuqua School’s alumni board.

Steven G. Catricks, CFA
Vice President, Portfolio Manager

Steve Catricks joined Delaware Investments in 2001. He handles research and analysis in the technology sector for the firm’s Emerging Growth Equity team. Previously, he was an equity analyst at BlackRock Financial from 1999 to 2000, where he specialized in small-capitalization growth stocks. He also worked as a systems engineer at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He started his career as a systems engineer at the Naval Air Development Center, where he spent 15 years. Catricks holds a bachelor’s degree in electrical engineering from Drexel University, a master’s degree in engineering from the University of Pennsylvania and has nearly 20 years of experience in the technology industry. Catricks is a member of the Institute of Electrical and Electronics Engineers.

Liu-Er Chen, CFA
Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare

Mr. Chen heads the firm’s international Emerging Markets team, and he is also the portfolio manager for the Delaware Healthcare Fund, which launched in October 2007. Prior to joining Delaware Investments in September 2006, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Mr. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Mr. Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Barry S. Gladstein, CFA
Vice President, Portfolio Manager

Barry Gladstein joined Delaware Investments in 1995. He is a portfolio manager in the energy, industrials, and materials sector of the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments, he was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young. He holds a bachelor’s degree from Binghamton University and an MBA from The Wharton School of the University of Pennsylvania, and he is a member of The CFA Society of Philadelphia.

(continues)     25

Other Fund information (unaudited)

Delaware Growth Opportunities Fund

Christopher M. Holland
Vice President, Portfolio Manager

Chris Holland, who joined Delaware Investments in 2001, is a portfolio manager in the business services sector of the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments, Holland worked for three years as a municipal fixed income analyst at BlackRock and in private client services at J.P. Morgan Chase for another year. Holland holds a bachelor’s degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University.

Steven T. Lampe, CPA
Vice President, Portfolio Manager

Steve Lampe, who joined Delaware Investments in 1995, is a portfolio manager in the business and financial services and healthcare sectors of the Emerging Growth Equity team. He previously served as a manager at Pricewaterhouse, specializing in financial services firms. Lampe received a bachelor’s degree in economics and an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania.

Rudy D. Torrijos III
Vice President, Portfolio Manager

Rudy Torrijos joined Delaware Investments in July 2005, where he serves as a portfolio manager with a focus on the technology sector for the firm’s Emerging Growth Equity team. He spent the prior two years as a technology analyst at Fiduciary Trust, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group, first as an analyst and then as fund manager. Torrijos worked as a technology analyst at Hellman Jordan Management for three years, and he began his career as a marketing/strategic financial planning analyst at Unocal in Los Angeles. Mr. Torrijos attended Harvard University, where he graduated with a bachelor’s degree in applied mathematics/economics.

Michael S. Tung, M.D.
Vice President, Equity Analyst

Dr. Tung handles research and analysis in the healthcare sector for the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments in November 2006 as an equity analyst covering the technology and healthcare sectors for the firm’s Emerging Markets team, he worked for 20 months as a vice president at the Galleon Group, performing fundamental research in the medical technology and biotechnology sectors. From late 2003 to 2005 he was an analyst responsible for investing in healthcare equities for Hambrecht & Quist Capital Management, and he spent most of 2003 as a junior analyst for Durus Capital Management. He began his professional career in the medical field from 2001 to the beginning of 2003, first as a physician at the Lemuel Shattuck Hospital of the Tufts University School of Medicine and then as an anesthesiologist at Beth Israel Deaconess Medical Center at the Harvard Medical School. Dr. Tung received bachelor’s degrees in economics and biology, summa cum laude, from George Washington University, where he spent a year at Oxford University in England as one of only three students awarded the Pembroke College Scholarship. He earned his medical doctorate and an MBA from the Tufts University School of Medicine. Dr. Tung is also a licensed physician in the state of Massachusetts.

Lori P. Wachs, CFA
Vice President, Portfolio Manager

Lori Wachs joined Delaware Investments in 1992. She is a portfolio manager and analyst for the consumer sector in the firm’s Emerging Growth Equity group. She joined Delaware Investments after serving in the equity-risk arbitrage department of Goldman Sachs from 1990 to 1992. She holds a bachelor’s degree in economics from The Wharton School of the University of Pennsylvania.

26

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	84	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer
April 14, 1963		since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	84	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 4, 1947			(January 1984–March 2004)
John A. Fry	Trustee	Since	President —	84	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 28, 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	84	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 7, 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	84	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 24, 1947
Ann R. Leven	Trustee	Since	Consultant —	84	Director and
2005 Market Street		October 1989	ARL Associates		Audit Committee
Philadelphia, PA			(Financial Planning)		Chairperson — Andy
19103			(1983–Present)		Warhol Foundation

November 1, 1940					Director and Audit
Committee Chair —
Systemax, Inc.

(continues)     27

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Thomas F. Madison	Trustee	Since	President and Chief	84	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director and Audit
			and Consulting)		Committee Chair —
February 25, 1936			(January 1993–Present)		Digital River, Inc.

Director and Audit
Committee Member —
Rimage
Corporation

Director — Valmont
Industries, Inc.
Janet L. Yeomans	Trustee	Since	Treasurer	84	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation
July 31, 1948
Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.
J. Richard Zecher	Trustee	Since	Founder —	84	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 3, 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	84	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 2, 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	84	None[4]
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 25, 2007	different times at
19103			Delaware Investments.

October 26, 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	84	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 21, 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	84	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 4, 1963

[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

28

About the organization

This annual report is for the information of Delaware Growth Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Growth Opportunities Fund and the Delaware Investments® Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at http://www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at http://www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

29

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(2419)	Printed in the USA
AR-016 [9/07] CGI 11/07	MF-07-10-345 PO12382

Annual Report	Delaware
Large Cap Growth Fund

September 30, 2007

Growth equity mutual fund

Table of contents

> Portfolio management review	1
> Performance summary	4
> Disclosure of Fund expenses	6
> Sector allocation and top 10 holdings	7
> Statement of net assets	8
> Statement of operations	10
> Statements of changes in net assets	11
> Financial highlights	12
> Notes to financial statements	16
> Report of independent registered public accounting firm	20
> Other Fund information (unaudited)	21
> Board of trustees/directors and officers addendum	24
> About the organization	26

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2007 Delaware Distributors, L.P.

Portfolio management review

Delaware Large Cap Growth Fund

Oct. 9, 2007

The managers of Delaware Large Cap Growth Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year that ended Sept. 30, 2007. Please see page 23 to learn about the portfolio managers.

Please note that on Aug. 16, 2007, the Board of Trustees for this Fund approved a proposal to reorganize Delaware Large Cap Growth Fund with and into Delaware U.S. Growth Fund, pending shareholder approval. Effective as of the close of business on Sept. 5, 2007, the Delaware Large Cap Growth Fund was closed to new investors. The Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the proposed reorganization into Delaware U.S. Growth Fund. If approved, the reorganization is expected to take place in February 2008.

If you owned shares of the Fund as of Sept. 21, 2007, you will receive a proxy statement in November that will explain your voting rights and provide a detailed discussion of this important transaction.

Please read the Fund’s prospectus and supplement for important information. For your convenience, the prospectus is available by calling 800 523-1918 or by visiting our Web site at www.delawareinvestments.com.

Q: How did Delaware Large Cap Growth Fund perform during the reporting period?

A: For its fiscal year ended Sept. 30, 2007, Delaware Large Cap Growth Fund returned +18.48% at net asset value and +11.71% at maximum offer price (returns are for Class A shares with all distributions reinvested). By comparison, the Russell 1000 Growth Index advanced +19.35% and the Lipper Large Cap Growth Funds Average gained +20.44%. For the complete, annualized performance of Delaware Large Cap Growth Fund, please see the table on page 4.

Q: What type of economic and investment environment did you encounter during the past 12 months?

A: Although the pace of U.S. economic growth in the fourth calendar quarter of 2006 continued to slow, optimism seemed to run high among stock market investors, who responded favorably to rising corporate profits and the Federal Reserve Board’s sideline stance.

At the end of February, the subprime mortgage problem first materialized, raising investor concerns about mortgage default rates and the soundness of complex security structures such as collateralized debt obligations. As a consequence, investors shied away from risky investments. Both the bond and stock markets experienced sell-offs that continued into March.

The stock market then recovered in March and April but Delaware Large Cap Growth Fund’s performance trailed the Russell 1000 Growth Index substantially during this brief period. This was not due to any operational difficulties in the companies we owned but rather the outsized performance of traditional cyclical sectors such as energy, materials, and integrated oils. We usually avoid stocks in these sectors, where commodity prices or economic cycles drive returns, rather than the unique competitive advantages that we typically seek to identify in our investments. Consequently, we had difficulty keeping up with the index during the spring months.

In the final quarter of our fiscal year, market activity reflected a shift in investor sentiment, away from risk. This shift began in earnest in the third week of July as problems in the subprime mortgage market spilled over and created concerns about broader credit availability and a sharper focus on financial institutions holding credit portfolios. The possibility of the credit-cycle bubble bursting also led to concerns about the impact on global economic activity. Consequently, many companies that had direct exposure to these credit concerns or were strongly influenced by economic activity were punished to varying degrees.

The views expressed are current as of the date of this report and are subject to change.

(continues)     1

Portfolio management review

As a result, we believe investors became interested in the kind of companies we seek to hold: companies that have a unique competitive advantage that help them manage their way through economic cycles. Such companies tend to have stable cash flows, plenty of cash on the balance sheet, and are able to self-finance their businesses without relying on the banking system or on the capital markets for growth. In July, we made up some of our earlier underperformance versus the Russell 1000 Growth Index.

Q: What strategies did you use in managing the Fund during the period?

A: Our broad investment approach remained consistent throughout the fiscal year. We did, however make a few major position changes in our portfolio. In November we sold two stocks that had hurt the Fund’s performance, XM Satellite and Apollo Group, and bought shares of IntercontinentalExchange and Research in Motion. These two stocks were positive contributors for the fiscal period. From November until June, we made no major position changes, despite our stretch of underperformance versus the benchmark in March and April. We did add to or trim some positions, but did not add new names or eliminate positions during that period.

In June, we sold our position in Moody’s Investors Service because of our concerns about the company’s rate of growth and its role in the subprime crisis. At the time of the sale, the stock had recovered from a significant loss in value during the first subprime mortgage scare in February.

We added Crown Castle to the portfolio shortly after we sold Moody’s. Crown Castle owns, operates, and leases towers and other communication structures, including certain rooftop installations, for wireless communications. We liked Crown Castle’s experienced management team and its ability to be an efficient steward of capital.

Q: What stocks detracted from the Fund’s relative performance?

A: As mentioned earlier, we sold three significant detractors last year: XM Satellite, Apollo Group, and Moody’s. Among holdings in the Fund at fiscal year end, Staples and SanDisk were underperformers. Staples, whose operating metrics appear to us to be better than its peer group, seemed to suffer from fears of a slowing domestic economy. Investors also seem to be generally wary of stocks with consumer exposure. We believe Staples can drive its margins higher in the U.S. over time, and believe the company also has a small but growing international business growth story that has yet to play out.

SanDisk’s performance suffered, apparently from pricing in the flash memory market. Their largest competitor, Samsung, was very aggressive, driving prices down much farther than we expected. SanDisk’s price has rebounded somewhat and we believe it will continue to have an intellectual property lead as the next generation of flash products comes to market.

Q: What holdings within the Fund helped results during the period?

A: Research in Motion continues to enjoy a large lead in the enterprise market for delivering “push” e-mail to business customers’ handheld devices, which is still very under-penetrated, in our view. We believe the company has unique competitive advantages in its superior security and network infrastructure, which have broad support from IT managers. This support is critical for the company, as IT managers often make firm-wide decisions to adopt the Blackberry service. Though it is not a key part of our thesis for owning the company, Research in Motion’s recent crossover attempt to offer devices that compete in the traditional smart-phone market has been very well received.

Another contributor was eBay. We believe investors are encouraged that management is focusing on core business improvements that could drive activity and revenues per user higher. The PayPal business continues to show momentum and is finding opportunities with third-party merchants outside of the eBay network.

Q: How was the Fund positioned at the end of the period?

A: We were somewhat concerned about credit markets and their potential impact on the global economy, particularly the effect on the consumer. As a result, we remained careful and were monitoring the Fund’s exposure to consumer discretionary spending.

We continue to believe that we have a very good portfolio of stocks that, at some point, investors should recognize as solid companies. In our opinion the Fund at the end of the period was made up of value-creating companies that earn incremental returns and capital above their own cost of capital. We believe such value-creating companies get rewarded by the market over time.

Performance summary

Delaware Large Cap Growth Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Large Cap Growth Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance
Average annual total returns
Through Sept. 30, 2007	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 2, 1996)
Excluding sales charge	+18.48%	+12.35%	-0.04%	+1.63%
Including sales charge	+11.71%	+11.01%	-0.63%	+1.07%

Class B (Est. April 30, 2002)
Excluding sales charge	+17.60%	+11.48%	NA	+4.90%
Including sales charge	+13.60%	+11.19%	NA	+4.68%

Class C (Est. April 30, 2002)
Excluding sales charge	+17.57%	+11.51%	NA	+4.93%
Including sales charge	+16.57%	+11.51%	NA	+4.93%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30% of average daily net assets, but such a fee is currently subject to a contractual cap of 0.25% of average daily net assets through Jan. 31, 2008.

Class B shares offered formerly by the Fund were sold with a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Effective at the close of business on May 31, 2007, no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has voluntarily agreed to reimburse expenses and/or waive its management fees from Feb. 1, 2007, until such time as the waivers are discontinued, as described in the most recent prospectus. The most recent prospectus designated Fund’s net expense ratios for Class A, B, C, R, and Institutional Class shares as 1.00%, 1.75%, 1.75%, 1.25%, and 0.75%, respectively. Total operating expenses for Class A, B, C, R, and Institutional Class shares were designated as 1.14%, 1.84%, 1.84%, 1.44%, and 0.84%, respectively.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60%, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets through Jan. 31, 2008. No Class R shares were made available during the periods shown above and on the next page.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since Dec. 2, 1996) periods ended Sept. 30, 2007, for Delaware Large Cap Growth Fund Institutional Class shares were 18.73%, 12.61%, 0.09%, and 1.76%, respectively. Institutional Class shares were first made available Dec. 2, 1996, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table on the previous page and the graph below do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics
As of Sept. 30, 2007

Fund objective
The Fund seeks capital appreciation.

Total Fund net assets
$41 million

Number of holdings
28

Fund start date
Dec. 2, 1996

	Nasdaq symbols	CUSIPs
Class A	DGDAX	24610A109
Class B	DGDBX	24610A208
Class C	DGDCX	24610A307
Institutional Class	DGDIX	24610A406

Performance of a $10,000 Investment
Average annual total returns from Sept. 30, 1997, through Sept. 30, 2007

	Starting value (Sept. 30, 1997)	Ending value (Sept. 30, 2007)
Russel 1000 Growth Index	$10,000	$14,893
Delaware Large Cap Growth Fund — Class A Shares	$9,425	$9,386

Chart assumes $10,000 invested in the Fund on Sept. 30, 1997, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Russell 1000 Growth Index as of Sept. 30, 1997.

The Russell 1000 Growth Index generally measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses

For the period April 1, 2007 to September 30, 2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2007 to September 30, 2007.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Large Cap Growth Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/07 to
	4/1/07	9/30/07	Ratios	9/30/07*
Actual Fund Return
Class A	$1,000.00	$1,125.20	1.00%	$5.33
Class B	1,000.00	1,120.20	1.75%	9.30
Class C	1,000.00	1,120.00	1.75%	9.30
Institutional Class	1,000.00	1,126.10	0.75%	4.00
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,020.05	1.00%	$5.06
Class B	1,000.00	1,016.29	1.75%	8.85
Class C	1,000.00	1,016.29	1.75%	8.85
Institutional Class	1,000.00	1,021.31	0.75%	3.80

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 183/365 (to reflect the one-half year period).

Sector allocation and top 10 holdings

Delaware Large Cap Growth Fund

As of September 30, 2007

Sector designations may be different than the sector designations presented in other Fund materials.

	Percentage
Sector	of Net Assets
Common Stock	99.88%
Basic Industry/Capital Goods	3.79%
Business Services	18.43%
Consumer Non-Durables	13.52%
Consumer Services	17.01%
Financials	8.17%
Health Care	15.79%
Technology	23.17%
Discount Note	0.10%
Repurchase Agreements	0.21%
Securities Lending Collateral	2.15%
Total Value of Securities	102.34%
Obligation to Return Securities Lending Collateral	(2.15%	)
Liabilities Net of Receivables and Other Assets	(0.19%	)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings
Research in Motion	6.07%
QUALCOMM	5.31%
Google Class A	5.21%
IntercontinentalExchange	4.48%
UnitedHealth Group	4.40%
Genentech	4.36%
eBay	4.24%
Procter & Gamble	4.08%
Walgreen	4.00%
Seagate Technology	3.94%

Statement of net assets

Delaware Large Cap Growth Fund

September 30, 2007

	Number of
	Shares	Value
Common Stock – 99.88%
Basic Industry/Capital Goods – 3.79%
Praxair	18,700	$1,566,312
		1,566,312
Business Services – 18.43%
Expeditors International Washington	30,000	1,419,000
Paychex	34,000	1,394,000
†Research in Motion	25,500	2,513,025
*Reuters Group ADR	11,000	871,860
United Parcel Service Class B	19,000	1,426,900
		7,624,785
Consumer Non-Durables – 13.52%
Procter & Gamble	24,000	1,688,160
Staples	60,000	1,289,400
Walgreen	35,000	1,653,400
Wal-Mart Stores	22,000	960,300
		5,591,260
Consumer Services – 17.01%
†eBay	45,000	1,755,900
International Game Technology	36,000	1,551,600
†MGM MIRAGE	17,000	1,520,480
Weight Watchers International	22,000	1,266,320
Western Union	45,000	943,650
		7,037,950
Financials – 8.17%
CME Group	2,600	1,527,110
†IntercontinentalExchange	12,200	1,853,180
		3,380,290
Health Care – 15.79%
Allergan	25,000	1,611,750
†Genentech	23,100	1,802,262
UnitedHealth Group	37,600	1,820,968
†Zimmer Holdings	16,000	1,295,840
		6,530,820
Technology – 23.17%
†Crown Castle International	24,300	987,309
†Google Class A	3,800	2,155,626
†Intuit	50,000	1,515,000
QUALCOMM	52,000	2,197,520
†SanDisk	20,000	1,102,000
Seagate Technology	65,000	1,629,446
		9,586,901
Total Common Stock
(cost $33,368,238)		41,318,318

	Principal
	Amount
≠Discount Note – 0.10%
Federal Home Loan Bank
4.001% 10/1/07	$41,014	41,014
Total Discount Note
(cost $41,014)		41,014

	Principal
	Amount	Value
Repurchase Agreements – 0.21%
With BNP Paribas 4.00% 10/1/07
(dated 9/28/07, to be repurchased
at $89,030, collateralized by
$40,600 U.S. Treasury Notes
3.375% due 9/15/09, market value
$40,276, $6,700 U.S. Treasury
Notes 3.875% due 7/15/10, market
value $6,713, $4,600 U.S. Treasury
Notes 4.125% due 8/15/08,
market value $4,663, $16,300 U.S.
Treasury Notes 4.50% due 2/15/09,
market value $16,498 and $22,100
U.S. Treasury Notes 5.625% due
5/15/08, market value $22,734)	$ 89,000	$89,000
Total Repurchase Agreements
(cost $89,000)		89,000

Total Value of Securities Before Securities
Lending Collateral – 100.19%
(cost $33,498,252)		41,448,332

Securities Lending Collateral** – 2.15%
Investment Companies
Mellon GSL DBT II Collateral Fund 891,000		891,000
Total Securities Lending Collateral
(cost $891,000)		891,000

Total Value of Securities – 102.34%
(cost $34,389,252)		42,339,332 ©
Obligation to Return Securities
Lending Collateral** – (2.15%)		(891,000)
Liabilities Net of Receivables
and Other Assets – (0.19%)		(78,252)
Net Assets Applicable to 5,298,990
Shares Outstanding – 100.00%		$41,370,080

Net Asset Value – Delaware Large Cap Growth Fund
Class A ($8,355,051 / 1,069,033 Shares)		$7.82
Net Asset Value – Delaware Large Cap Growth Fund
Class B ($1,679,795 / 222,474 Shares)		$7.55
Net Asset Value – Delaware Large Cap Growth Fund
Class C ($4,069,002 / 538,350 Shares)		$7.56
Net Asset Value – Delaware Large Cap Growth Fund
Institutional Class ($27,266,232 / 3,469,133 Shares)		$7.86

Components of Net Assets at September 30, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$26,409,375
Accumulated net realized gain on investments		7,010,625
Net unrealized appreciation of investments		7,950,080
Total net assets		$41,370,080

†	Non-income producing security for the year ended September 30, 2007.

≠	The rate shown is the effective yield at the time of purchase.

*	Fully or partially on loan.

**	See Note 8 in “Notes to Financial Statements”.

©	Includes $871,420 of securities loaned.

ADR — American Depositary Receipt

Net Asset Value and Offering Price Per Share –
Delaware Large Cap Growth Fund
Net asset value Class A (A)	$7.82
Sales charge (5.75% of offering price) (B)	0.48
Offering price	$8.30

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement of operations

Delaware Large Cap Growth Fund

Year Ended September 30, 2007

Investment Income:
Dividends	$508,872
Interest	33,494
Securities lending income	254	$ 542,620

Expenses:
Management fees	454,345
Distribution expenses – Class A	25,699
Distribution expenses – Class B	18,739
Distribution expenses – Class C	33,708
Registration fees	43,091
Dividend disbursing and transfer agent fees and expenses	36,293
Accounting and administration expenses	27,960
Reports and statements to shareholders	15,978
Trustees’ fees and benefits	15,679
Custodian fees	15,197
Audit and tax	14,401
Legal fees	11,074
Consulting fees	1,287
Pricing fees	1,262
Insurance fees	296
Trustees expenses	273	715,282
Less expenses absorbed or waived		(102,554)
Less waiver of distribution expenses – Class A		(4,283)
Less expense paid indirectly		(391)
Total operating expenses		608,054
Net Investment Loss		(65,434)

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments		9,234,749
Net change in unrealized appreciation/depreciation of investments		2,776,476
Net Realized and Unrealized Gain on Investments		12,011,225

Net Increase in Net Assets Resulting from Operations		$11,945,791

See accompanying notes

Statements of changes in net assets

Delaware Large Cap Growth Fund

	Year Ended
	9/30/07	9/30/06
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(65,434)	$(119,217)
Net realized gain (loss) on investments	9,234,749	(1,501,017)
Net change in unrealized appreciation/depreciation of investments	2,776,476	1,372,629
Net increase (decrease) in net assets resulting from operations	11,945,791	(247,605)

Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	—	(153,999)

Net realized gain on investments:
Class A	—	(138,384)
Class B	—	(66,685)
Class C	—	(14,723)
Institutional Class	—	(3,079,985)
	—	(3,453,776)

Capital Share Transactions:
Proceeds from shares sold:
Class A	5,689,410	5,614,046
Class B	408,066	1,030,162
Class C	1,135,336	2,449,802
Institutional Class	8,112,210	33,083,728

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	—	127,536
Class B	—	64,905
Class C	—	13,993
Institutional Class	—	3,233,984
	15,345,022	45,618,156
Cost of shares repurchased:
Class A	(5,546,013)	(1,584,060)
Class B	(936,211)	(743,322)
Class C	(290,989)	(193,694)
Institutional Class	(100,519,591)	(10,306,159)
	(107,292,804)	(12,827,235)
Increase (decrease) in net assets derived from capital share transactions	(91,947,782)	32,790,921
Net Increase (Decrease) in Net Assets	(80,001,991)	29,089,540

Net Assets:
Beginning of year	121,372,071	92,282,531
End of year (there was no undistributed net investment income at either year end)	$41,370,080	$121,372,071

See accompanying notes

Financial highlights

Delaware Large Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/07		9/30/06	9/30/05	9/30/04		9/30/03
Net asset value, beginning of period	$6.600		$6.820	$6.040	$5.640		$4.540

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.017)		(0.022)	0.027	0.005		0.004
Net realized and unrealized gain on investments	1.237		0.042	0.781	0.395		1.096
Total from investment operations	1.220		0.020	0.808	0.400		1.100

Less dividends and distributions:
From net investment income	—		—	(0.028)	—		—
From net realized gain on investments	—		(0.240)	—	—		—
Total dividends and distributions	—		(0.240)	(0.028)	—		—

Net asset value, end of period	$7.820		$6.600	$6.820	$6.040		$5.640

Total return[2]	18.48%		0.13%	13.41%	7.09%		24.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,355		$6,881	$3,011	$1,420		$378
Ratio of expenses to average net assets	1.01%		1.00%	1.01%	1.00%		1.00%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.21%		1.14%	1.15%	1.16%		1.35%
Ratio of net investment income (loss) to average net assets	(0.23%	)	(0.32% )	0.41%	0.08%		0.08%
Ratio of net investment income (loss) to average net assets
prior to expense limitation and expenses paid indirectly	(0.43%	)	(0.46% )	0.27%	(0.08%	)	(0.27%	)
Portfolio turnover	28%		23%	124%	54%		80%

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Large Cap Growth Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/07		9/30/06	9/30/05		9/30/04		9/30/03
Net asset value, beginning of period	$6.420		$6.700	$5.950		$5.600		$4.540

Income (loss) from investment operations:
Net investment loss[1]	(0.068)		(0.071)	(0.021)		(0.041)		(0.036)
Net realized and unrealized gain on investments	1.198		0.031	0.771		0.391		1.096
Total from investment operations	1.130		(0.040)	0.750		0.350		1.060

Less dividends and distributions:
From net realized gain on investments	—		(0.240)	—		—		—
Total dividends and distributions	—		(0.240)	—		—		—

Net asset value, end of period	$7.550		$6.420	$6.700		$5.950		$5.600

Total return[2]	17.60%		(0.78% )	12.60%		6.25%		23.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,680		$1,908	$1,649		$1,643		$224
Ratio of expenses to average net assets	1.76%		1.75%	1.76%		1.75%		1.75%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.91%		1.84%	1.85%		1.86%		2.05%
Ratio of net investment loss to average net assets	(0.98%	)	(1.07% )	(0.34%	)	(0.67%	)	(0.67%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expenses paid indirectly	(1.13%	)	(1.16% )	(0.43%	)	(0.78%	)	(0.97%	)
Portfolio turnover	28%		23%	124%		54%		80%

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     13

Financial highlights

Delaware Large Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/07		9/30/06	9/30/05		9/30/04		9/30/03
Net asset value, beginning of period	$6.430		$6.700	$5.950		$5.600		$4.540

Income (loss) from investment operations:
Net investment loss[1]	(0.068)		(0.070)	(0.021)		(0.040)		(0.036)
Net realized and unrealized gain on investments	1.198		0.040	0.771		0.390		1.096
Total from investment operations	1.130		(0.030)	0.750		0.350		1.060

Less dividends and distributions:
From net realized gain on investments	—		(0.240)	—		—		—
Total dividends and distributions	—		(0.240)	—		—		—

Net asset value, end of period	$7.560		$6.430	$6.700		$5.950		$5.600

Total return[2]	17.57%		(0.63% )	12.60%		6.25%		23.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,069		$2,670	$412		$270		$149
Ratio of expenses to average net assets	1.76%		1.75%	1.76%		1.75%		1.75%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.91%		1.84%	1.85%		1.86%		2.05%
Ratio of net investment loss to average net assets	(0.98%	)	(1.07% )	(0.34%	)	(0.67%	)	(0.67%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expenses paid indirectly	(1.13%	)	(1.16% )	(0.43%	)	(0.78%	)	(0.97%	)
Portfolio turnover	28%		23%	124%		54%		80%

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Large Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/07		9/30/06	9/30/05	9/30/04	9/30/03
Net asset value, beginning of period	$6.620		$6.840	$6.050	$5.660	$4.550

Income (loss) from investment operations:
Net investment income (loss)[1]	0.001		(0.005)	0.043	0.021	0.017
Net realized and unrealized gain on investments	1.239		0.037	0.791	0.385	1.102
Total from investment operations	1.240		0.032	0.834	0.406	1.119

Less dividends and distributions:
From net investment income	—		(0.012)	(0.044)	(0.016)	(0.009)
From net realized gain on investments	—		(0.240)	—	—	—
Total dividends and distributions	—		(0.252)	(0.044)	(0.016)	(0.009)

Net asset value, end of period	$7.860		$6.620	$6.840	$6.050	$5.660

Total return[2]	18.73%		0.31%	13.83%	7.17%	24.62%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$27,266		$109,913	$87,211	$58,305	$37,456
Ratio of expenses to average net assets	0.76%		0.75%	0.76%	0.75%	0.75%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	0.91%		0.84%	0.85%	0.86%	1.05%
Ratio of net investment income (loss) to average net assets	0.02%		(0.07% )	0.66%	0.33%	0.33%
Ratio of net investment income (loss) to average net assets
prior to expense limitation and expenses paid indirectly	(0.13%	)	(0.16% )	0.57%	0.22%	0.03%
Portfolio turnover	28%		23%	124%	54%	80%

[1]The average shares outstanding method has been applied for per share information.
[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes to financial statements

Delaware Large Cap Growth Fund

September 30, 2007

Delaware Group Equity Funds IV (Trust) is organized as a Delaware statutory trust, and offers four series: Delaware Large Cap Growth Fund, Delaware Growth Opportunities Fund, Delaware Global Real Estate Securities Fund and Delaware Healthcare Fund. These financial statements and related notes pertain to Delaware Large Cap Growth Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares are sold with a CDSC that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. As of September 30, 2007, Class R had not commenced operations. Effective as of the close of business on September 5, 2007, the Fund was closed to new investors. Effective at the close of business on May 31, 2007, the Fund no longer accepts new purchases of Class B shares other than dividend reinvestments and certain permitted exchanges.

The investment objective of the Fund is to seek long-term capital growth.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in investment companies, is valued at unit value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in fund net asset value calculations as late as the fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on March 31, 2008. Although the Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $12,535 for the year ended September 30, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated at the rate of 0.65% on the first $500 million of the average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage fees, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations, do not exceed 0.75% of average daily net assets of the Fund from February 1, 2007 until such time as the waivers are discontinued.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund’s average daily net assets for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit the Class A and Class R Shares’ 12b-1 fees through January 31, 2008 to no more than 0.25% and 0.50%, respectively, of average daily net assets.

At September 30, 2007, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$11,853
Dividend disbursing, transfer agent, accounting
and administration fees, and other expenses payable to DSC	4,455
Distribution fees payable to DDLP	6,265
Other expenses payable to DMC and affiliates*	778

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended September 30, 2007, the Fund was charged $3,136 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended September 30, 2007, DDLP earned $1,432 for commissions on sales of the Fund’s Class A shares. For the year ended September 30, 2007, DDLP received gross CDSC commissions of $4,697 and $571 on redemption of the Fund’s Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees’ fees and benefits include expenses accrued by the Fund for each Trustee’s retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service were eligible to participate in a retirement plan that provided for the payment of benefits upon retirement. The amount of the retirement benefit was determined based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees of the Fund unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits were made in 2007 to those independent Trustees so entitled. The retirement benefit payout for the Fund was $15,134. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

(continues)     17

Notes to financial statements

Delaware Large Cap Growth Fund

3. Investments

For the year ended September 30, 2007, the Fund made purchases of $19,003,494 and sales of $110,328,880 of investment securities other than short-term investments.

At September 30, 2007, the cost of investments for federal income tax purposes was $34,629,626. At September 30, 2007, net unrealized appreciation was $7,709,706, of which $8,077,346 related to unrealized appreciation of investments and $367,640 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended September 30, 2007 and 2006 was as follows:

	Year Ended
	9/30/07	9/30/06
Ordinary income	$—	$299,548
Long term capital gains	—	3,154,228
Total distributions	$—	$3,453,776

5. Components of Net Assets on a Tax Basis

As of September 30, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$26,409,375
Undistributed long-term capital gain	7,250,999
Unrealized appreciation of investments	7,709,706
Net assets	$41,370,080

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales. For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2007, the Fund recorded the following reclassifications:

Accumulated net investment loss	$65,434
Paid in capital	(65,434)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	9/30/07	9/30/06
Shares sold:
Class A	804,711	816,179
Class B	59,478	155,109
Class C	164,817	381,643
Institutional Class	1,169,665	4,901,491

Shares issued upon reinvestment of
dividends and distributions:
Class A	—	18,430
Class B	—	9,587
Class C	—	2,064
Institutional Class	—	467,339
	2,198,671	6,751,842
Shares repurchased:
Class A	(778,629)	(232,838)
Class B	(134,215)	(113,665)
Class C	(41,905)	(29,699)
Institutional Class	(14,312,261)	(1,509,998)
	(15,267,010)	(1,886,200)
Net increase (decrease)	(13,068,339)	4,865,642

For the years ended September 30, 2007 and 2006, 28,840 Class B shares were converted to 27,940 Class A shares valued at $ 202,556 and 38,896 Class B shares were converted to 37,951 Class A shares valued at $255,283, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and in the Statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of September 30, 2007, or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At September 30, 2007, the market value of securities on loan was $871,420, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of net assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of September 30, 2007, there were no Rule 144A securities and no securities have been determined to illiquid be under the Fund’s Liquidity Procedures.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Termination of New Share Purchases of Class B Shares

As of the close of business on May 31, 2007, each fund in the Delaware Investments® Family of Funds no longer accepts new or subsequent investments in Class B shares of the funds, other than a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund (each a Fund) for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’ pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, as of the close of business on May 31, 2007, reinvestment of redeemed shares with respect to Class B shares (which, described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited back to your account) has been discontinued. In addition, because the Fund’s or its distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. The Fund may not be able to provide shareholders with advance notice of the reduction in these charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

12. Change in Custodian

On August 2, 2007, Mellon Bank, One Mellon Center, Pittsburgh, PA 15285, became the Fund’s custodian. Prior to August 2, 2007, JPMorgan Chase served as the Fund’s custodian.

13. Fund Merger

On August 16, 2007, the Board of Trustees for this Fund approved a proposal to reorganize Delaware Large Cap Growth Fund with and into Delaware U.S. Growth Fund, pending shareholder approval. Effective as of the close of business on Sept. 5, 2007, the Delaware Large Cap Growth Fund was closed to new investors. The Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the proposed reorganization into Delaware U.S. Growth Fund. If approved, the reorganization is expected to take place in February 2008.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Equity Funds IV – Delaware Large Cap Growth Fund

We have audited the accompanying statement of net assets of Delaware Large Cap Growth Fund (one of the series constituting Delaware Group Equity Funds IV) (the “Fund”) as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Large Cap Growth Fund of Delaware Group Equity Funds IV at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 14, 2007

Other Fund information (unaudited)

Delaware Large Cap Growth Fund

Board Consideration of Delaware Large Cap Growth Fund Investment Advisory Agreement

At a meeting held on May 16-17, 2007 (Annual Meeting), the Board of Trustees (Board), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Large Cap Growth Fund (Fund). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (DMC) included materials provided by DMC and its affiliates (Delaware Investments) concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Meeting, the Board separately received and reviewed in mid-January 2007 independent historical and comparative reports prepared by Lipper Inc. (Lipper), an independent statistical compilation organization. The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Board requested and received certain information regarding management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to fully invest in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent counsel. While attention was given to all information furnished, the following discusses under separate headings the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent And Quality of Service. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board noted that it was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (DSC), noting DSC’s commitment to maintain a high level of service and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. During 2006, management conducted extensive research into alternatives that could further improve the quality and cost of delivering investment accounting services to the Fund. The Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments® Family of Funds, including the privilege to exchange fund investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Fund. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (Performance Universe). A fund with the best performance ranked first, and a fund with the poorest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% — the second quartile; the next 25% — the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five-, and 10-year periods ended December 31, 2006. The Board also considered comparative annualized performance for the Fund for the same periods ended October 31, 2006. The performance comparison presented below is based upon the December 31, 2006 information. The Board noted its objective that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional large-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three-, and 10-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the five-year period was in the third quartile. The Board noted that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the new investment team assigned to the Fund in 2005, the policy and investment strategy changes implemented and the new team’s investment approach. The Board encouraged management to re-evaluate the new team’s strategy and investment approach in an effort to enhance Fund performance and meet the Board’s performance objective. Additionally, the Board recognized management’s efforts to increase portfolio management depth, noting particularly the recent hire of a new head of the equity department.

(continues)     21

Other Fund information (unaudited)

Delaware Large Cap Growth Fund

Board Consideration of Delaware Large Cap Growth Fund Investment Advisory Agreement (continued)

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds as of October 31, 2006. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused particularly on the comparative analysis of the effective management fees and total expense ratios of the Fund and the effective management fees and expense ratios of a group of similar funds as selected by Lipper (Expense Group). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund’s total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments® Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure, approved by the Board and shareholders and again reviewed by the Board this year, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. This results in a lower advisory fee than would otherwise be the case on all assets when those asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

Fund management

Jeffrey S. Van Harte, CFA
Senior Vice President, Chief Investment Officer — Focus Growth Equity

Jeffrey Van Harte joined Delaware Investments in April 2005. He is the chief investment officer for the Focus Growth Equity team, responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. Most recently, he was a principal and executive vice president at Transamerica Investment Management. Van Harte has been managing portfolios and separate accounts for more than 20 years. Before becoming a portfolio manager, he was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Van Harte received his bachelor’s degree in finance from California State University at Fullerton.

Christopher J. Bonavico, CFA
Vice President, Senior Portfolio Manager, Equity Analyst

Chris Bonavico, who joined Delaware Investments in April 2005, is a senior portfolio manager on the firm’s Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Daniel J. Prislin, CFA
Vice President, Senior Portfolio Manager, Equity Analyst

Dan Prislin joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Prislin received an MBA and bachelor’s degree in business administration from the University of California at Berkeley.

Christopher M. Ericksen, CFA
Vice President, Portfolio Manager, Equity Analyst

Chris Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Ericksen received his bachelor’s degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	84	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer
April 14, 1963		since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	84	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 4, 1947			(January 1984–March 2004)
John A. Fry	Trustee	Since	President —	84	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 28, 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	84	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 7, 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	84	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 24, 1947
Ann R. Leven	Trustee	Since	Consultant —	84	Director and
2005 Market Street		October 1989	ARL Associates		Audit Committee
Philadelphia, PA			(Financial Planning)		Chairperson — Andy
19103			(1983–Present)		Warhol Foundation

November 1, 1940					Director and Audit
Committee Chair —
Systemax, Inc.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Thomas F. Madison	Trustee	Since	President and Chief	84	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director and Audit
			and Consulting)		Committee Chair —
February 25, 1936			(January 1993–Present)		Digital River, Inc.

Director and Audit
Committee Member —
Rimage
Corporation

Director — Valmont
Industries, Inc.
Janet L. Yeomans	Trustee	Since	Treasurer	84	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA		Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation
July 31, 1948
Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.
J. Richard Zecher	Trustee	Since	Founder —	84	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 3, 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	84	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 2, 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	84	None[4]
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 25, 2007	different times at
19103			Delaware Investments.

October 26, 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	84	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 21, 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	84	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 4, 1963

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Large Cap Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Large Cap Growth Fund and the Delaware Investments® Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at http://www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at http://www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

Get shareholder reports and prospectuses online instead of in the mail.

> Visit www.delawareinvestments.com/edelivery

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Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.

(2422)	Printed in the USA
AR-133 [9/30] CGI 11/07	MF-07-10-343 PO12380

Item 2. Code of Ethics

      The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

3

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $40,500 for the fiscal year ended September 30, 2007.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

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     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $41,300 for the fiscal year ended September 30, 2006.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended September 30, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2006.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $33,700 for the registrant’s fiscal year ended September 30, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures reports to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $13,800 for the fiscal year ended September 30, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

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     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2007.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $7,900 for the fiscal year ended September 30, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2006.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2007.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2006.

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     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)
up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)
up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

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     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $268,162 and $267,120 for the registrant’s fiscal years ended September 30, 2007 and September 30, 2006, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

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Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12. Exhibits

(a) (1) Code of Ethics

          Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

          Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE GROUP EQUITY FUNDS IV

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	December 5, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	December 5, 2007

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	December 5, 2007

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